UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21943

Cantor Opportunistic Alternatives Fund, LLC
(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022
(Address of principal executive offices) (Zip code)

Shawn Matthews
110 E. 59th Street, New York, NY 10022
(Name and address of agent for service)

212-585-1600
Registrant's telephone number, including area code

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

CANTOR OPPORTUNISTIC
ALTERNATIVES FUND, LLC

Annual Report
March 31, 2013

Item 1. Reports to Stockholders.

Cantor Opportunistic Alternatives Fund, LLC
Statement of Assets & Liabilities
March 31, 2013
(in US Dollars)
Assets
Cash and cash equivalents	$1,138,960
Receivable for investments sold	617,871
Total Assets	1,756,831

Liabilities
Redemptions payable	1,633,312
Administration fee payable	8,833
Director fees payable	2,000
Accrued expenses and other liabilities	112,182
Total Liabilities	1,756,327

Net Assets	$504

Net Assets Consist of:
Paid in capital	$1,092,718
Accumulated net realized loss on investments sold	(1,092,214)
Net Assets	$504
Net Asset Value, 1 share outstanding	$503.65

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC
Statement of Operations
For year ended March 31, 2013
(in US Dollars)
Investment Income
Interest income	$2
Total Investment Income	2

Expenses
Investment advisory fees (Note 4)	88,098
Legal fees	202,666
Directors' fees	81,566
Audit and tax return fees	76,611
Custody fees	58,037
Administration fees	55,500
Portfolio accounting and transfer agent fees	43,501
Printing and postage	10,688
Commitment fee on line of credit	6,437
Registration fees	3,666
Miscellaneous	60,599
Total Expenses	687,369
Waiver by Adviser	(518,017)
Net Expenses	169,352
Net Investment Loss	(169,350)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of Portfolio Funds	4,828,640
Net change in unrealized depreciation on investments	(4,467,467)
Net Gain from Investments	361,173
Net Increase in Net Assets Resulting from Operations	$191,823

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC
Statement of Changes in Net Assets
	Year ended March 31, 2013	Year ended March 31, 2012
	(in US Dollars)	(in US Dollars)

Change in Net Assets Resulting from Operations
Net investment loss	$(169,350)	$(1,330,037)
Net realized gain on sale of investments	4,828,640	2,036,693
Net change in unrealized depreciation on investments	(4,467,467)	(2,059,538)
Net Increase (Decrease) in Net Assets Resulting from Operations	191,823	(1,352,882)

Dividends Paid to Shareholders
Distributions from net investment income	-	(906,533)
Decrease in Net Assets from Dividends Paid to Shareholders	-	(906,533)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	94	6,601,323
Payments for shares redeemed	(15,306,349)	(58,567,958)
Issuance of 9,968 common shares from reinvestment of distributions to shareholders	-	906,533
Net Decrease in Net Assets Resulting from Capital Transactions	(15,306,255)	(51,060,102)

Net Decrease in Net Assets	$(15,114,432)	$(53,319,517)
Net Assets, Beginning of Year	$15,114,936	$68,434,453
Net Assets, End of Year (1 and 163,499 shares outstanding, respectively)	$504	$15,114,936
Accumulated Net Investment Loss	$0	$(2,301,650)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC
Statement of Cash Flows
For year ended March 31, 2013
(in US Dollars)

Cash Flows from Operating Activities
Investment income received	$2
Purchases of investment companies and limited partnerships	(2,450,000)
Sales of investment companies and limited partnerships	34,688,487
Expenses paid	(365,011)
Net Cash Provided by Operating Activities	31,873,478
Cash Flows from Financing Activities
Proceeds from subscriptions	94
Distributions for redemptions	(39,379,550)
Net Cash Used in Financing Activities	(39,379,456)

Net Decrease in Cash and cash equivalents	(7,505,978)
Cash and cash equivalents - Beginning of Year	8,644,938
Cash and cash equivalents - End of Year	$1,138,960

Reconciliation of Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$191,823
Net realized gain on investments	(4,828,640)
Net change in unrealized depreciation on investments	4,467,467
Net decrease in other assets	20,917
Net decrease in investment advisory and manangement fees payable	(143,771)
Net decrease in administration fee payable	(8,667)
Net increase in director fees payable	2,000
Net decrease in accrued expenses and other liabilities	(66,138)
Purchases of investment companies and limited partnerships	(2,450,000)
Sales of investment companies and limited partnerships	34,688,487
Net Cash Provided by Operating Activities	31,873,478

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC
Financial Highlights
	Period from April 1, 2012 through December 31, 2012 (5)		Year ended March 31, 2012	Year ended March 31, 2011	Year ended March 31, 2010	Year ended March 31, 2009
	(in US Dollars)		(in US Dollars)	(in US Dollars)	(in US Dollars)	(in US Dollars)
Per Share Operating Performance
Beginning net asset value	$92.45		$95.07	$90.71	$81.43	$97.26

Income (Loss) From Investment Operations
Net investment loss (1)	(1.17)		(2.44)	(1.69)	(1.74)	(1.27)
Net gain (loss) from investments in Portfolio Funds	2.35		1.23	6.05	11.02	(14.45)

Total Income (Loss) from Investment Operations	1.18		(1.21)	4.36	9.28	(15.72)

Dividends Paid to Shareholders
Distributions from net investment income	-		(1.41)	-	-	-
Distributions from net realized gains	-		-	-	-	(0.11)

Total Distributions	-		(1.41)	-	-	(0.11)

Redemption of Shares	(93.63)		-	-	-	-

Ending net asset value	$0.00		$92.45	$95.07	$90.71	$81.43

Total return(2)	1.28%	(4)	(1.27)%	4.80%	11.40%	(16.16)%

Supplemental Data and Ratios
Net assets, end of year	$504		$15,114,936	$68,434,453	$62,501,341	$53,724,006
Ratio of expenses to weighted average net assets, before waiver (3)	6.85%	(4)	2.63%	1.86%	2.04%	1.70%
Ratio of expenses to weighted average net assets, after waiver (3)	1.69%	(4)	2.63%	1.86%	2.04%	1.70%
Ratio of net investment loss to weighted average net assets, before waiver (3)	(6.85)%	(4)	(2.63)%	(1.85)%	(2.01)%	(1.43)%
Ratio of net investment loss to weighted average net assets, after waiver (3)	(1.69)%	(4)	(2.63)%	(1.85)%	(2.01)%	(1.43)%
Portfolio turnover rate	21.23%	(4)	7.17%	50.58%	24.83%	19.81%

The financial highlights are calculated for the non-managing investors only and do not reflect the 1 share held be the Adviser from January 1, 2013 through March 31, 2013.
(1) Calculated using average shares outstanding method.
(2) Returns are historical and are calculated by determing the percentage change in net asset value with all distributions reinvested.
(3) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds.
(4) Not annnualized.
(5) Date through which all shareholders were non-managing shareholders.

The accompanying Notes to Financial Statements are an integral part of these statements.

CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC

NOTES TO FINANCIAL STATEMENTS
March 31, 2013
 (expressed in US Dollars)

1.    Organization
Cantor Opportunistic Alternatives Fund, (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware.  The Company is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”).  The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

On November 9, 2011, the Board of Directors (“the Board”) approved Cantor Fitzgerald Investment Advisors, LLC (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission, interim investment adviser to the Company.  Cantor Fitzgerald Investment Advisors, L.P., began serving as the Fund’s interim investment adviser on December 2, 2011.  At meetings held on December 2, 2011 and March 7, 2012, the Board also approved a new advisory contract with the Adviser pending approval by the Company’s shareholders.  On April 24, 2012 the Fund’s shareholders voted to approve Cantor Fitzgerald Investment Advisors, L.P. as the Fund’s new investment adviser, and as a result Cantor Fitzgerald Investment Advisors, L.P. and the Fund, as of that date entered into this new advisory contract, which has an initial two year term.  Cadogan Management, LLC (the “Former Adviser”) served as the previous investment advisor to the Company.

As of the December 31, 2012 valuation date all existing shareholders redeemed out of the Company.  Also at such time the Adviser purchased one share at the prevailing net asset value as of December 31, 2012.  As of March 31, 2013 the Adviser holds the one share outstanding of the Company.

2.     Significant Accounting Policies
The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America.  Following are the significant accounting policies adopted by the Company:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investments in Portfolio Funds
In accordance with the terms of the Company’s Prospectus, the investments in the Portfolio Funds are recorded at their fair value.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements.  Generally, the General Partners and/or Investment Managers of the Portfolio Funds can suspend redemptions.

Portfolio Funds generally incur annual management fees ranging from 1% to 2% of a Portfolio Fund's net assets. The Portfolio Funds also generally receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets.  However, due to the nature of the Company's interest in the Portfolio Funds, such risks are limited to the Company's invested amount in each investee.

C. Investment Valuation
The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the Board will be able to confirm independently the complete accuracy of valuations provided by the Portfolio Funds’ managers.

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Company calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Company’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate fair value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D. Security Transactions and Investment Income
Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first-in, first-out cost basis.  Interest income is recognized on the accrual basis.  Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital.  The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund.  These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company.  Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E. Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase and money market mutual funds.

F. Fair Value
The Company’s assets and liabilities which qualify as financial instruments under U.S. generally accepted accounting principles are recorded at fair value in the statement of assets and liabilities.

G.  Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date.  The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.  The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually.  The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.  When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.

The Company did not pay any distributions to shareholders during the year ended March 31, 2013.

H.  Reclassification of Capital Accounts
Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2013, the following table shows the reclassifications made:

Paid in Capital	Accumulated Net Investment Gain	Accumulated Net Realized Loss on Investments Sold
$(1,609,694)	$2,471,000	$(861,306)

I.  Expenses
The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees.  All expenses are recognized on an accrual basis of accounting.  See Note 4 for advisory, incentive, administration and custodian fees.

J.  Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund has not recognized in these financial statements any interest or penalties related to income taxes.  As of March 31, 2013, open Federal tax years include the tax year end December 31, 2010, 2011, and 2012.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of partnerships.  The following information is provided on a tax basis as of March 31, 2013:

Cost of investments	$-

Unrealized appreciation	$-
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	$-

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-

Other accumulated gains (losses)	$(1,092,214)

Total accumulated gains (losses)	$(1,092,214)

At March 31, 2013, there were no tax-basis, post-October losses.

At March 31, 2013, a capital loss carryforward of $1,092,214 is available to offset future realized gains.  $198,088 of this loss expires March 31, 2018.  The remaining $894,126 does not expire.

K.  Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties.  The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur.  However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L.  Reclassifications
Certain amounts for the year ended March 31, 2012 have been reclassified to conform with the current year presentation.

3.     Investment Transactions
For the year ended March 31, 2013 the Company purchased and sold interests in Portfolio Funds in the amount of $2,450,000 and $30,002,483 (excluding short-term securities), respectively.

4.     Advisory and Incentive Fees, Administration Fees and Custodian Fees
Effective April 24, 2012 the Company entered into an Investment Advisory Agreement with Cantor Fitzgerald Investment Advisors, L.P.  Under the terms of the agreement, the Company paid the investment adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided.  Above and beyond this management fee, the investment adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total net profits, subject to reduction for prior losses that have not been previously offset against net profits.

Effective August 15, 2012 the Board approved a fee reduction of the advisory fees from 1% to 0.5% of the Company’s total monthly net assets, the elimination of the incentive fee, and a 2% expense cap of the Company’s total monthly net assets.

The Advisor has agreed to reimburse the Company for the cost of the audit for the fiscal year ended March 31, 2013.  The anticipated reimbursement is $65,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company's total monthly net assets, 0.065% on the next $200,000,000 of the Company's total monthly net assets and 0.055% on the balance of the Company's total monthly net assets with a minimum annual fee of $70,000.  For the period from March 1, 2013 through March 31, 2013, U.S. Bancorp Fund Services, LLC agreed to decrease the minimum annual fee to $6,000.

U.S. Bancorp Fund Services, LLC serves as the Company's fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company's total monthly net assets and 0.01% on the balance of the Company's total monthly net assets with a minimum annual fee of $30,000.  For the period from February 1, 2013 through March 31, 2013, U.S. Bancorp Fund Services, LLC agreed to decrease the minimum annual fee to $6,000.

U.S. Bancorp Fund Services, LLC serves as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 0.015% of the Company's total monthly net assets with a minimum annual fee of $20,000.  For the period from February 1, 2013 through March 31, 2013, U.S. Bancorp Fund Services, LLC agreed to decrease the minimum annual fee to $6,000.

State Street Bank and Trust Company serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.025% on the first $500,000,000 of the Company’s portfolio assets, 0.020% on the next $500,000,000 of the Company’s portfolio assets, 0.015% on the next $500,000,000 of the Company’s portfolio assets, 0.010% on the next $500,000,000 of the Company’s portfolio assets, and 0.005% on the balance of the Company’s portfolio assets with a minimum annual fee of $36,000.  For the period from January 1, 2013 through March 31, 2013, State Street Bank and Trust Company agreed to decrease their fee to $1,000 per month.

5.     Directors and Officers
The Company’s Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations.  A listing of the Board members is on the back cover of this report.  The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.     Shareholder Transactions
No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date).  Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter.  Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year.  Dividends and capital gain distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash.  The minimum initial investment required is $25,000.  At March 31, 2013, $1,633,312 investor redemptions were payable.

The Company is permitted to issue an unlimited number of shares.  Par value of all shares is $0.00001.  The Company had 1 share outstanding at March 31, 2013.  The Company has issued 1 share and redeemed 163,499 shares during the year ended March 31, 2013.

7.     Risk Factors
Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company's assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity.  The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

8.     Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

At March 31, 2013, the Company held no investments.

During the year ended March 31, 2013, there were no transfers between levels.

9.     Credit Line
The Company renewed its Credit Agreement with State Street Bank and Trust Company (“Bank”) as of October 28, 2011 (the same date the previous Credit Agreement expired). The Bank issued the Company a secured revolving line of credit in the amount of $10,000,000 limited to 15% of the Company’s net assets and other financial covenants as defined in the Agreement.  Effective February 16, 2012, the line of credit was reduced to $8,000,000.  Effective June 1, 2012, the line of credit was reduced to $3,000,000.  The line of credit is secured by the Company’s assets.  Outstanding balances on the credit facility accrue interest at the borrower’s option (A) or (B):  (A) The higher of: overnight LIBOR plus 1.50%, or overnight Fed Funds plus 1.50% (interest payable monthly) or (B) LIBOR plus 1.50% for maturities of 30, 60, or 90 days (interest payable at the LIBOR maturity).  Interest is computed and paid monthly.  Unused portions of the credit facility accrue a non-usage fee computed monthly equal to an annual rate of 0.25 percent and is payable quarterly in arrears.  The agreement was terminated by the Borrower on October 26, 2012.

The Company did not borrow against its credit line during the year ended March 31, 2013.

10.   New Accounting Pronouncement
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2011-11 requires an entity to disclose both gross and net information related to offsetting and related arrangements enabling users of the financial statements to understand the effect of those arrangements on the entity’s financial position.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basic of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards.  ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Adoption of ASU 2011-11 will have no effect on the Fund’s net assets.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting.  ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.  The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Adoption of ASU 2011-11 will have no effect on the Fund’s net assets.  At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements

11.   Subsequent Events

On May 24, 2013, the Board of Directors of the Company approved the conversion of the Company into the master fund of a master-feeder structure, a new investment advisory agreement (the “Agreement”) with the Adviser, and the submission of the Agreement to the vote of the Company’s sole shareholder, upon which approval the Agreement will take effect and the Company’s current investment advisory agreement will terminate.  Under the terms of the Agreement, the Company will pay the Adviser a fee equal to an annual rate of 1.50% of the Company’s total monthly net assets in exchange for the investment advisory and other services provided, which fee will be reduced to 0% with respect to any period in which a feeder fund sponsored by the Adviser, or sponsored by a person controlling, controlled by or under common control with the Adviser, and registered under the Investment Company Act is an investor in the Company and has a valid investment advisory agreement with the Adviser.

CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC

REPORT OF INDPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Cantor Opportunistic Alternatives Fund, LLC

We have audited the accompanying statement of assets and liabilities of Cantor Opportunistic Alternatives Fund, LLC (the "Fund") as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  The financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments owned as of March 31, 2013 with management of the investment funds and confirmation with the custodian of the Fund.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cantor Opportunistic Alternatives Fund, LLC as of March 31, 2013, and the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

New York, New York
May 30, 2013

CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC

ADDITIONAL INFORMATION
March 31, 2013
 (Unaudited)

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 585-1600; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors
The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 585-1600 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Cantor Opportunistic Alternatives Fund, LLC
Directors and Officers
March 31,2013 (Unaudited)
Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Directors
Steven Krull	Director	August 2006 to present	Professor of Finance at Hofstra University; Business Consultant.	1	Director, SkyBridge Multi-Adviser Hedge Fund Porfolios LLC; Director SkyBridge GII Fund, LLC
(Born 1957)
110 E. 59th Street
New York, NY 10022

Donald B. Romans	Director	August 2006 to present	President, Romans & Company (private investment, financial consulting).	1	None
(Born 1931)
110 E. 59th Street
New York, NY 10022

Paul McNamara	Director	March 2010 to present	Partner, Institutional Investment Services Group, Lord, Abbett & Co. (retired September 2009)	1	Trustee, USAA Mutual Funds Trust (50 portfolios)
(Born 1948)
110 E. 59th Street
New York, NY 10022

Interested Directors
James Bond	Director	December 2011 to Present	Senior Managing Director and Chief Operating Officer Cantor Fitzgerald & Co. (Debt Capital Markets and Asset Management)	1	None
(Born 1970)
110 E. 59th Street
New York, NY 10010

Matthew Jenal	Director	August 2006 to present	Formerly Treasurer and Secretary of the Company until December 2011; formerly Senior Advisor, Cadogan Management LLC from January 2010 to December 2011; formerly Chief Financial Officer, Cadogan Management, LLC until 2009.	1	None
(Born 1956)
110 E. 59th Street
New York, NY 10022

Officers
Shawn Mathews (Born 1967) 110 E. 59th Street New York, NY 10022	President	January 2013 to present
From March 2009 to Present, Chief Executive Officer, Cantor Fitzgerald & Co., Senior Managing Director and Co-Head of Mortgage-Backed Sales & Trading Group of Cantor Fitzgerald & Co. , Executive Managing Director and Head of Debt Capital Markets until March 2009., Managing Member West Side Capital  from February 1999 to March 2002., Managing Partner of Alchemist Capital Management, from July 2002 to December 2005.
				N/A	N/A

Corran Givens-King (Born 1971) 110 E. 59th Street New York, NY 10022	Secretary and Treasurer	May 2013 to present
From March 2012 to Present, Vice President, Controller, Cantor Fitzgerald Investment Advisors, L.P., from March 2008 until July 2011 Vice President, Controller, Cadogan Management, LLC, from June 1995 until March 2008, Financial Analyst and Assistant Treasurer at Bank of New York Mellon.
				N/A	N/A

Gary Distell (Born 1963) 110 E. 59th Street New York, NY 10022	Chief Compliance Officer	December 2011 to present
From February 2010 to Present, Chief Compliance Officer for the Americas and Head Broker Dealer Regulator and Compliance Attorney, Cantor Fitzgerald, L.P. and affiliates; from July 2008 until January 2010, Partner, Katten Muchin Rosenman LLP; from December 1996 until June 2008, Senior Managing Director, Bear, Stearns & Co. Inc.
				N/A	N/A

(1) Term of office of each Director is indefinite.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF DIRECTORS
James Bond*, Chairman of the Board
Steven Krull, Independent Director
Donald Romans, Independent Director
Paul McNamara, IndependentDirector
Matthew Jenal, Interested Director

OFFICERS
Shawn Matthews*, President
Corran Givens-King*, Secretary and Treasurer
Gary Distell*, Chief Compliance Officer

INVESTMENT ADVISER
Cantor Fitzgerald Investment
Advisors, L.P.
499 Park Avenue
New York, NY 10022

LEGAL COUNSEL
Shearman & Sterling, LLP
599 Lexington Avenue
New York, NY 10022

* Employed by Cantor Fitzgerald Investment Advisors, L.P.

CUSTODIAN
State Street Bank and Trust Company
4 Copley Place
5th Floor
Boston, MA 02116

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
EisnerAmper LLP
750 Third Avenue
New York, NY 10017

Item 2. Code of Ethics.

(1)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-212-938-5000.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Donald Romans and Steven Krull are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, review of tax schedules, and signing of tax returns.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2013	FYE 03/31/2012
Audit Fees	$ 70,000	$101,199
Audit-Related Fees	$ 0	$ 0
Tax Fees	$ 20,000	$ 17,000
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the Registrant’s principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2013	FYE 03/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2013	FYE 03/31/2012
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Steven Krull and Mr. Donald Romans.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cantor Opportunistic Alternatives Fund, LLC

Proxy Voting Procedures

Cantor Opportunistic Alternatives Fund, LLC (the “Fund”), an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting.  The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act.  The Fund’s investment adviser (“Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund and are attached hereto.

Oversight.  The Board of Directors of the Fund will consider the operations of the Procedures and the Adviser Procedures annually as part of the broader Rule 38a-1 annual chief compliance officer report.

Form N-PX.  The Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending each June 30.  Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing:  (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

Disclosure of Proxy Procedures.  The Fund will ensure that a description of its (and Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

Availability of Proxy Voting Procedures and Voting Record.  The Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website.  The Fund will make its proxy voting records available upon request by calling a toll-free or collect telephone number.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Information is presented as of May 1, 2013:

Stephen Ardizzoni – Chief Investment Officer, CFIA
Mr. Ardizzoni leads CFIA’s Research Team in identifying, evaluating, and monitoring hedge fund managers for CFIA. He plays a lead role in portfolio management. He has been with CFIA since 2010.

Clint Grady – Director of Quantitative Research, CFIA
Mr. Grady works with CFIA’s Research and Risk Teams to help evaluate and monitor hedge fund managers and CFIA’s fund of funds portfolios. He has been with CFIA since 2011.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2013.

PORTFOLIO MANAGER	BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER POOLED INVESTMENT VEHICLES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS
Stephen Ardizzoni	$0	None	3 liquidating accounts with assets totaling $168,968,134	None
Clint Grady	$0	None	3 liquidating accounts with assets totaling $168,968,134	None

Potential Material Conflicts of Interests: The Adviser, Mr. Ardizzoni and Mr. Grady may carry on investment activities for their own accounts and for those of their families and other clients in which the Company has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.
The Adviser and the Company have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)
Mr. Ardizzoni and Mr. Grady, do not receive any direct compensation from the Registrant. The Registrant is managed by the Adviser. Mr. Ardizzoni and Mr. Grady are full-time employees of CFIA and receive a fixed salary and discretionary bonus (based upon overall firm and his overall individual performance) for the services they provide. Neither Mr. Ardizzoni nor Mr. Grady own any interest in CFIA or any of its affiliates.

(4)	As of May 1, 2013, Mr. Ardizzoni and Mr. Grady do not beneficially own any equity securities in the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/12-10/31/12	0	0	0	0
Month #2 11/01/12-11/30/12	0	0	0	0
Month #3 12/01/12-12/31/12*	161,521.47	$93.63	161,521.47	$0
Month #4 01/01/13-01/31/13	0	0	0	0
Month #5 02/01/13-02/28/13	0	0	0	0
Month #6 03/01/13-03/31/13	0	0	0	0
Total	161,521.47	$93.63	161,521.47	$0

* The Fund issued a tender offer on September 25, 2012.  The tender offer enabled up to 100% of the Fund’s outstanding shares as of December 31, 2012 to be redeemed by shareholders. The tendered shares were paid out at the   December 31, 2012 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s board of directors

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

 (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cantor Opportunistic Alternatives Fund, LLC

By (Signature and Title) /s/ Shawn Matthews
 Shawn Matthews, President

Date    June 10, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Shawn Matthews
 Shawn Matthews, President

Date June 10, 2013

By (Signature and Title) /s/ Corran Givens-King
 Corran Givens-King, Treasurer

Date June 10, 2013